UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
April 18, 2007
(Date of earliest event reported)
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)
(601) 442-1601
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 2.01. Completion of Acquisition or Disposition of Assets
          As previously reported, on April 18, 2007, pursuant to a Purchase and Sale Agreement, we completed the acquisition of an 80% working interest in the Entrada Field from BP Exploration and Production Company for an initial cash purchase price of $150 million and the payment of an additional $40 million after the field produces 12.5 million barrels of oil equivalent.
          On April 24, 2007, we filed a current report on Form 8-K disclosing the completion of the acquisition, but pursuant to Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, omitted the financial statements of the business acquired and the pro forma financial information. This Amendment No. 1 to the current report on Form 8-K filed on April 24 is being filed to include these financial statements, as applicable.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired
          To date, the acquired properties have had no production and accordingly, no revenues or direct operating expenses.
     (b) Pro Forma Financial Information
          The unaudited pro forma financial information for the year ended December 31, 2006 and as of December 31, 2006 is attached as exhibit 99.2. The unaudited pro forma financial information for the year ended December 31, 2006 has been prepared as if the acquisition had occurred on January 1, 2006. This information is not necessarily indicative of the results that actually would have been attained if the acquisition had occurred on January 1, 2006 or that may be attained in the future. Such information should be read in conjunction with the historical financial statements of the company.
     (c) Exhibits

Exhibit Number	Title of Document

2.1	Purchase and Sale Agreement executed on March 8, 2007 by and between Callon Petroleum Operating Company and BP Exploration and Production Company (incorporated by reference to Exhibit 2.1 of the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2007).

10.1	Credit Agreement dated as of April 18, 2007 by and among Callon Petroleum Company, each of the “Lenders” signatory thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Lead Arranger, Merrill Lynch Capital Corporation as Administrative Agent for the Lenders and as Revolving Loan Lender, and Merrill Lynch Bank USA as Deposit Bank. (incorporated by reference to Exhibit 10.1 of the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2007).

10.2	Amendment No. 1 dated as of April 18, 2007 among Callon Petroleum Company, the “Lenders” party to the Credit Agreement described therein, and Union Bank of California, N.A. as administrative agent for such Lenders. (incorporated by reference to Exhibit 10.2 of the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2007).

99.1	Press release dated April 18, 2007. (incorporated by reference to Exhibit 99.1 of the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2007).

99.2	Unaudited pro forma balance sheet as of December 31, 2006 and unaudited pro forma income statement for the year ended December 31, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
July 3, 2007	By:	/s/ B.F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

2.1	Purchase and Sale Agreement executed on March 8, 2007 by and between Callon Petroleum Operating Company and BP Exploration and Production Company (incorporated by reference to Exhibit 2.1 of the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2007).

10.1	Credit Agreement dated as of April 18, 2007 by and among Callon Petroleum Company, each of the “Lenders” signatory thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Lead Arranger, Merrill Lynch Capital Corporation as Administrative Agent for the Lenders and as Revolving Loan Lender, and Merrill Lynch Bank USA as Deposit Bank. (incorporated by reference to Exhibit 10.1 of the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2007).

10.2	Amendment No. 1 dated as of April 18, 2007 among Callon Petroleum Company, the “Lenders” party to the Credit Agreement described therein, and Union Bank of California, N.A. as administrative agent for such Lenders. (incorporated by reference to Exhibit 10.2 of the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2007).

99.1	Press release dated April 18, 2007. (incorporated by reference to Exhibit 99.1 of the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2007).

99.2	Unaudited pro forma balance sheet as of December 31, 2006 and unaudited pro forma income statement for the year ended December 31, 2006.

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